Rule 497(e)
File Nos. 333-70963 and 811-09201

Key Business VUL – Prospectus

A Flexible Premium Variable Universal Life Insurance Policy
Offered by Great-West Life & Annuity Insurance Company
In connection with its COLI VUL-2 Series Account

SUPPLEMENT Dated October 14, 2010
To the Prospectus dated May 1, 2010

Effective immediately, the following portion of the Fund Description for the Invesco V.I. Financial Services Fund on page 14 of the Prospectus is deleted:

“In selecting securities, the portfolio managers primarily focus on issuers trading at a significant discount to the portfolio managers’ estimate of intrinsic value, which may include issuers the portfolio managers’ expect will return meaningful excess capital to shareholders through dividends and share repurchases. Emphasis is placed on financial services issuers that the portfolio managers expect to profitably grow cash flows over time. The portfolio managers consider a 2- to 3-year investment horizon when selecting investments. Given the inherent limitations of investing within a single sector, not all investments will have these attributes.”

and replaced with the following:

“In selecting investments, the portfolio manager seeks to identify those companies within the financial services sector with attractive total return potential.  The portfolio manger emphasizes companies with solid balance sheets and operating cash flow that supports sustained or increasing dividends and/or share repurchases.  Emphasis is placed on companies that the portfolio manager expects to profitably grow cash flows over time.  Through fundamental research, financials statement analysis and the use of multiple valuation techniques, the portfolio manager estimates a target price for each stock over a 2-3 year investment horizon.  The portfolio manager then constructs a portfolio which she believes provides the best combination of price appreciation potential, dividend income and risk profile.  The portfolio manager considers whether to sell a particular security when any of these factors materially change.”

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2010.  Please keep this supplement for future reference.